EXHIBIT 10.3(E)

THE    The CIT Group/
CIT    Credit Finance
GROUP  1211 Avenue of the Americas
       New York, NY  10036
       Tel:  212-790-9100
       Fax: 212-790-9123

April 1, 1999

Pharmaceutical Formulations, Inc.
460 Plainfield Ave.
Edison, New Jersey 08817

Re: Loan and Security Agreement, dated August 4, 1989, between The CIT Group/Credit Finance, Inc., assignee of Fidelcor Business Credit Corporation ("Lender"), and Private Formulations, Inc., predecessor by merger of Pharmaceutical Formulations, Inc., ("Borrower") (as amended, the "Loan Agreement") and all related security agreements, documents and instruments (collectively, the "Financing Agreements")

Gentlemen:

Reference is made to the Warrant Certificates (the "Warrant Certificates") dated April 1, 1992 and March 30, 1993 issued to Lender for the purchase of 100,000 and 10,000 shares, respectively, of the common stock of Borrower. You have requested and we have agreed to amend the Financing Agreements pursuant to an amendment thereto being executed as of the date hereof. In consideration of the Lender making the amendments contained therein, you hereby agree to amend the Warrant Certificates as follows:

Effective as of the date hereof, the expiration dates of each of the Warrant Certificates shall be extended to March 31, 2004.

Except as herein above specifically provided, the Warrant Certificates shall remain unmodified and in full force and effect.

Please signify your agreement with the foregoing by signing and returning to us the enclosed copy of this letter.

Very truly yours,


THE CIT GROUP/CREDIT FINANCE, INC.

BY: /S/
    ------------------------------
Title:  VICE PRESIDENT


AGREED:

PHARMACEUTICAL FORMULATIONS, INC.

By: /S/ CHARLES E. LA ROSA
    ------------------------------
Title:  PRESIDENT & CEO


CONFIRMED:

EXTRA PARENT CORP.

By: /S/ CHARLES E. LA ROSA
    ------------------------------
Title:  PRESIDENT & CEO


ICC INDUSTRIES INC.

By: /S/ JOHN L. ORAM
   -------------------------------
Title:  PRESIDENT